SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2003
(Date of earliest event reported)

U S Liquids Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas		77060-3545

(Address of principal executive offices)		(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure.

     On July 21, 2003, U S Liquids Inc. issued a press release announcing that it has agreed to sell its Oilfield Waste Division, its Beverage Division and its Romic Environmental business to ERP Environmental Services, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99.1	Press Release of U S Liquids Inc., dated July 21, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: July 22, 2003	By: /s/ Cary M. Grossman Cary M. Grossman, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of U S Liquids Inc., dated July 21, 2003.